   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 15, 2001
                                                     REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ---------------------

                                    FORM S-1
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ---------------------

                            BAM! ENTERTAINMENT, INC.
             (Exact Name of Registrant as Specified in its Charter)

                 DELAWARE                                     7372                                    77-0553117
     (State or other jurisdiction of              (Primary Standard Industrial                     (I.R.S. Employer
      incorporation or organization)                 Classification Number)                     Identification Number)

                             ---------------------

                     333 WEST SANTA CLARA STREET, SUITE 716
                               SAN JOSE, CA 95113
                                 (408) 298-7500
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)
                             ---------------------

                                RAYMOND C. MUSCI
                            CHIEF EXECUTIVE OFFICER
                            BAM! ENTERTAINMENT, INC.
                     333 WEST SANTA CLARA STREET, SUITE 716
                               SAN JOSE, CA 95113
                                 (408) 298-7500
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                             ---------------------

                                   COPIES TO

                THOMAS J. POLETTI, ESQ.                                   TIMOTHY R. CURRY, ESQ.
                   TED WEITZMAN, ESQ.                                     COLBY R. GARTIN, ESQ.
                DAVID R. SCHWARTZ, ESQ.                                 BENJAMIN H. DEBERRY, ESQ.
               KIRKPATRICK & LOCKHART LLP                                 DANIEL H. MORRIS, ESQ.
          10100 SANTA MONICA BLVD., 7TH FLOOR                        BROBECK, PHLEGER & HARRISON LLP
             LOS ANGELES, CALIFORNIA 90067                                TWO EMBARCADERO PLACE
                TELEPHONE (310) 552-5000                                      2200 GENG ROAD
                FACSIMILE (310) 552-5001                               PALO ALTO, CALIFORNIA 94303
                                                                         TELEPHONE (650) 424-0160
                                                                         FACSIMILE (650) 496-2885

                             ---------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
As soon as practicable after the effective date of this Registration Statement.
                             ---------------------

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] Registration No. 333-62436

    If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] _____________

    If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] _____________

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                             ---------------------

                        CALCULATION OF REGISTRATION FEE

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                                                       PROPOSED MAXIMUM          AMOUNT OF
       TITLE OF EACH CLASS OF              AMOUNT TO BE         PROPOSED MAXIMUM          AGGREGATE             REGISTRATION
    SECURITIES TO BE REGISTERED           REGISTERED(1)         PRICE PER SHARE       OFFERING PRICE(2)            FEE(3)
---------------------------------------------------------------------------------------------------------------------------------
Common stock........................        1,150,000                $8.00                $9,200,000               $2,300
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

(1) Includes 150,000 shares of common stock for which the underwriters have the option to purchase to cover over-allotments, if any.

(2) Based on the proposed offering price for the shares of common stock offered hereby.

(3) Calculated under Rule 457(a) of the Securities Act of 1933. All of this amount was previously paid in connection with the registrant's Registration Statement on Form S-1 (Registration No. 333-62436), which was initially filed with the Securities and Exchange Commission on June 6, 2001.
                             ---------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL HEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         EXPLANATION AND INCORPORATION
                      OF CERTAIN INFORMATION BY REFERENCE

     This Registration Statement on Form S-1 is being filed with the Securities and Exchange Commission (the "Commission") by BAM! Entertainment, Inc., a Delaware corporation (the "Company"), pursuant to Rule 462(b) under the Securities Act of 1933, as amended. This Registration Statement incorporates by reference the contents of the Company's Registration Statement on Form S-1 (Registration No. 333-62436), which was declared effective by the Commission on November 14, 2001.

              PART II.  INFORMATION NOT REQUIRED IN THE PROSPECTUS

     All exhibits filed with or incorporated by reference in Registration Statement No. 333-62436 are incorporated by reference into, and shall be deemed part of, this Registration Statement, except the following which are filed herewith:

EXHIBIT
NUMBER    DOCUMENT
-------   --------
   5.1    Opinion of Kirkpatrick & Lockhart LLP
  23.1    Consent of Deloitte & Touche LLP
  23.2    Consent of Kirkpatrick & Lockhart LLP (contained in Exhibit
          5.1)
 *24.1    Power of Attorney

---------------

* Incorporated by reference to Registration Statement on Form S-1 (Registration No. 333-62436).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on November 14, 2001.

                                          BAM! ENTERTAINMENT, INC.

                                          By:     /s/ RAYMOND C. MUSCI
                                            ------------------------------------
                                                      Raymond C. Musci
                                                Chief Executive Officer and
                                                          President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities and on the dates indicated:

                    SIGNATURE                                     TITLE                      DATE
                    ---------                                     -----                      ----

               /s/ RAYMOND C. MUSCI                     Chief Executive Officer,       November 14, 2001
 ------------------------------------------------        President and Director
                 Raymond C. Musci                     (Principal Executive Officer)


             /s/ ANTHONY R. WILLIAMS                   Vice Chairman of the Board      November 14, 2001
 ------------------------------------------------
               Anthony R. Williams


                        *                              Chief Financial Officer and     November 14, 2001
 ------------------------------------------------       Vice President of Finance
                Stephen M. Ambler                       (Principal Financial and
                                                           Accounting Officer)


            /s/ ROBERT W. HOLMES, JR.                     Chairman of the Board        November 14, 2001
 ------------------------------------------------
              Robert W. Holmes, Jr.


                        *                                Secretary and Director        November 14, 2001
 ------------------------------------------------
             George M. Sundheim, III


                        *                                       Director               November 14, 2001
 ------------------------------------------------
                    Mark Dyne


                        *                                       Director               November 14, 2001
 ------------------------------------------------
                  David E. Tobin


                        *                                       Director               November 14, 2001
 ------------------------------------------------
               Anthony G. Williams


                        *                                       Director               November 14, 2001
 ------------------------------------------------
               Steven J. Massarsky


                        *                                       Director               November 14, 2001
 ------------------------------------------------
                 Robert T. Slezak


 *By:              /s/ RAYMOND C. MUSCI
        -----------------------------------------
                    Raymond C. Musci,
                     Attorney-in-fact

                                 EXHIBIT INDEX

   5.1 Opinion of Kirkpatrick & Lockhart LLP
  23.1 Consent of Deloitte & Touche LLP
  23.2 Consent of Kirkpatrick & Lockhart LLP (contained in Exhibit
       5.1)
 *24.1 Power of Attorney

---------------

* Incorporated by reference to Registration Statement on Form S-1 (Registration No. 333-62436).